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                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


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                                    FORM T-1


                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE


                                   ----------


               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)


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                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)



                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)


1999 AVENUE OF THE STARS--26TH FLOOR
LOS ANGELES, CALIFORNIA                                                    90067
(Address of principal executive offices)                              (Zip Code)


                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)


                                   ----------


                          BOSTON SCIENTIFIC CORPORATION
               (Exact name of obligor as specified in its charter)



DELAWARE                                                              04-2695240
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

ONE BOSTON SCIENTIFIC PLACE
NATICK, MASSACHUSETTS                                                 01760-1537
(Address of principal executive offices)                              (Zip Code)



                                 DEBT SECURITIES
                       (Title of the indenture securities)


                                   ----------

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ITEM 1.       GENERAL INFORMATION.

              Furnish the following information as to the trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency, Washington, D.C.
              Board of Governors of the Federal Reserve System, Washington, D.C.

       (b)    Whether it is authorized to exercise corporate trust powers.

              Yes.

ITEM 2.       AFFILIATIONS WITH OBLIGOR.

       If the Obligor is an affiliate of the trustee, describe each such affiliation.

       None.

ITEM 16.      LIST OF EXHIBITS.

       List below all exhibits filed as part of this statement of eligibility.

       Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

       Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 5.    Not Applicable

       Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

       Exhibit 8.    Not Applicable

       Exhibit 9.    Not Applicable





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                                    SIGNATURE

       Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, and Commonwealth of Massachusetts, on the 24th day of September, 2004.


                                J. P. Morgan Trust Company, National Association


                                By: /s/ James P. Freeman
                                    --------------------------------------------
                                    James P. Freeman
                                    Vice President




































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EXHIBIT 7.          Report of Condition of the Trustee.
--------------------------------------------------------------------------------


CONSOLIDATED REPORT OF CONDITION OF J.P. Morgan Trust Company, National Association, (formerly Chase Manhattan Bank and Trust Company, National Association) (Legal Title)

LOCATED AT    1999 Avenue of the Stars--Floor 26    Los Angeles,   CA      90067
              ------------------------------------------------------------------
                 (Street)                             (City)     (State) (Zip)

AS OF CLOSE OF BUSINESS ON             June 30, 2004
                           -----------------------------------


================================================================================
================================================================================

ASSETS DOLLAR AMOUNTS IN THOUSANDS

       Cash and Due From Banks                                  $  26,366
       Securities                                                 115,613
       Loans and Leases                                           110,964
       Premises and Fixed Assets                                   12,083
       Intangible Assets                                          391,238
       Goodwill                                                   250,990
       Other Assets                                                47,784
                                                                ---------
           Total Assets                                         $ 955,038
                                                                =========


LIABILITIES

       Deposits                                                 $  94,257
       Other Liabilities                                           92,800
                                                                ---------
           Total Liabilities                                      187,057


EQUITY CAPITAL

       Common Stock                                                   600
       Surplus                                                    701,587
       Retained Earnings                                           65,794
                                                                ---------
           Total Equity Capital                                   767,981
                                                                ---------

           Total Liabilities and Equity Capital                 $ 955,038